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                                                                    EXHIBIT 10.6

                      SUBSCRIPTION AND INVESTMENT AGREEMENT

To:      Advanced Engine Technologies, Inc.
         11150 W. Olympic Boulevard, Suite 1020
         Los Angeles, California 90064

From:    Robert E. Petersen, Margaret M. Petersen, Trustee
         R.E. & M. Petersen Living Trust DTD 1/17/83 ("Petersen Trust")

Gentlemen:

         The undersigned, Petersen Trust having previously received and read the offering Memorandum dated May 22, 1997, the valuation opinion letter from Pattersen Travis, Inc., Investment Banker and Brokers, dated August 17, 2000, having previously had numerous direct and indirect contacts and communications with directors and officers of Advanced Engine Technologies, Inc. (the "Company"), and having previously discussed on-going operations and proposed operations of the Company, hereby makes an irrevocable offer to purchase 10,000,000 (Ten Million) shares or securities of the company ("Shares" or "Securities"). Tendered herewith from the Petersen Trust is the amount of $10,000,000. (Ten Million dollars) (hereinafter "Funds"), in return for which the Company shall forthwith issue 10,000,000 (Ten Million) shares of common stock of the Company to Petersen Trust.

         Please accept this document as a fully executed Subscription Agreement, in connection with which Petersen Trust hereby represents and agrees as follows:

         1. The funds tendered herewith are irrevocable. Should this subscription be rejected by the Company, the Company shall promptly and fully return the subscription price tendered, without interest or deduction and this Subscription Agreement shall be rendered null and void, and of no further force or effect.

          2. This subscription is made subject to the following terms and conditions:

         (a) The Company has the right to reject this subscription in whole or in part;

         (b) No obligation exists on the part of the Company to accept subscriptions in any particular order;

         (c) The certificate evidencing the Shares subscribed to herein shall be issued only in the name of Petersen Trust, and only to Petersen Trust;

         (d) The offering will be terminated on August 25, 2000 subject to an extension; or at any time by the Company, prior to the final acceptance of the subscription.

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         3. In making the decision to subscribe to shares of the Company, the
Petersen Trust has relied upon the documents referred in this Subscription Agreement as well as its own familiarity with the Company, its operations and its management. Further, Petersen Trust's reliance has been placed upon its own independent investigation and opinions.

         4. The Securities are being offered and sold under an exemption from registration provided by the Securities Act of 1993 (the "1993 Act,") and the rules and regulations promulgated thereunder, and certain exemptions from registration provided by state securities laws.

         5. This transaction has not been reviewed by, passed on or submitted to the United States Securities and Exchange Commission or to any state agency; accordingly, the Petersen Trust makes the following additional representations and warranties:

         (a) Petersen Trust is a bona fide resident or domiciliary of the State of California, and has its principal residence and domicile in such state; the trustee of the Petersen Trust (to wit: Robert Petersen) is a resident of the State of California and a United States citizen of at least twenty one years of age.

         (b) Petersen Trust understands and has fully considered, for purposes of this investment, all the risks of investing in the Company, which has to date developed only prototype engines and has no other history of operations.

         (c) Petersen Trust understands the Company has a limited or no operating history or profits and the Securities are speculative investments which involve a high degree or risk of loss by the subscriber; therefore, this investment is more suitable for one who is sufficiently wealthy to afford a loss of his or her entire investment.

         (d) Petersen Trust is able to afford this investment and understands that it may lose the entire investment. Petersen Trust can bear the economic consequences thereof.

         (e) Petersen Trust understands that substantial restrictions exist on the transferability of the Securities, for which there may be no market, and, accordingly, Petersen Trust understands that it will probably not be possible to liquidate its investment in the Securities in the case of emergency.

         (f) The Company is relying on the truth and accuracy of the representations, declarations and warranties made herein in offering the Securities for sale to Petersen Trust, and is further relying upon applicable federal and state exemptions.

         (g) The Securities subscribed to herein are being acquired for Petersen Trust's account, for investment only, and are not being purchased with a view toward resale, distribution, subdivision or fractionalization. Petersen Trust has no contract, understanding, undertaking, agreement or arrangement, formal or informal, with any person or persons to sell, transfer or pledge the Securities, and Petersen Trust has no present plan to enter into any such contract or agreement. The legal consequences of these representations is that Petersen Trust must bear the economic risks of this investment for an indefinite period of time, since the underlying Securities have not been registered in accordance with the 1933 Act or any other securities laws, and therefore cannot be sold unless they are subsequently registered (which the Company is not obligated to do), or if an exemption can be relied upon.

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         (h) The undersigned agrees that a legend reading substantially as follows may be placed on any or every certificate representing all or any portion of the Securities of the Company to be issued to Petersen Trust pursuant to this Agreement:

         THE SHARES RESPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE ACT), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         The undersigned further agrees that the Company will place on its book and the books of the transfer agent such "Stop Transfer" notice or order as may be necessary for the purpose of implementing the terms, covenants, conditions, and provisions of this investment letter.

         6. Petersen Trust makes the within representations, warranties and undertakings with the intent that they may be relied upon in determining Petersen Trust's suitability to purchase the Securities, and such representations and warranties shall survive the within subscription.

         7. Petersen Trust agrees to indemnify and save harmless the Company from any claims, liabilities, damages, expenses, losses or actions directly or indirectly arising out of or in connection with the representations and warranties, and agreements contained herein.

         8. Petersen Trust is not entitled to transfer or assign this Subscription Agreement, or any interest herein, and the issuance of Securities pursuant hereto shall be made only in accordance with the applicable laws.

         9. Petersen Trust is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements contained herein, and the provisions of this Subscription Agreement shall survive (i) purchase and issuance of the Subscription subscribed to herein; and (ii) the death or disability of the current trustee of the Petersen Trust. However, if the Company rejects this Subscription, this Subscription Agreement shall automatically be canceled, terminated and revoked.

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         10. Petersen Trust has read Appendix A hereto, defining an "Accredited
Investor" as set forth in Rule 501 of Regulation D of the Securities Act of 1933 and certifies that Petersen Trust qualifies as an "Accredited Investor" in that its net worth is greater than ten (10) time the proposed investment contemplated by this Subscription Agreement.

         11. This agreement shall be governed by and construed in accordance with the laws of the State of California.

         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 21st day of August 2000.

                                    Robert E. Petersen, Margaret M. Petersen,
                                     Trustee

                                    R.E.& M. Petersen Living Trust DTD 1/17/83
                                    ("Petersen Trust")

                                    By:     /s/ Robert E. Petersen
                                            ----------------------------------
                                            Robert E. Petersen
                                            Trustee of the Petersen Trust

                                            ----------------------------------
                                            Taxpayer Identification No.
                                            or Social Security Number.

         Subject to the approval of the Company, the foregoing Subscription is hereby accepted on behalf of the Company, subject to the terms and conditions hereof, as of the 24th day of August, 2000.

                                    Advanced Engine Technologies, Inc.

                                    By:           /s/ Carroll Shelby
                                            ---------------------------------
                                                    Carroll Shelby
                                                      President

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                                   APPENDIX A

         ACCREDITED INVESTOR: "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

         (1) Any bank as defined in Section 3(a) (2) of the Securities Act, or of any savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Act any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in
Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2
(a) (48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration; any established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Security Act of 1974 if the investment decisions is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         (2) Any private business development company as defined in Section 202(a) (22) of the Investment Advisers Act of 1940;

         (3) Any organization described in Section 501 (c) (3) of the internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000.000;

         (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

         (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

         (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the some income level in the current year;

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         (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b) (2) (ii); and

         (8) Any entity in which all of the equity owners are accredited investors.

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